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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       November 30, 2000

                         Titan Motorcycle Co. of America
               (Exact Name of Registrant as Specified in Charter)


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
       Nevada                                          000-24477                              86-0776876
(State or Other Jurisdiction                         (Commission                            (IRS Employer
    of Incorporation)                                 File Number)                         Identification No.)


2222 West Peoria Avenue, Phoenix, Arizona                                                        85029
(Address of Principal Executive Offices)                                                       (Zip Code)
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Registrant's telephone number, including area code               (602) 861-6977

          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

         NASDAQ DELISTING NOTIFICATION

         After the close of the market on November 29, 2000, Titan Motorcycle Co. of America (the "Company") received correspondence from Nasdaq indicating that the Nasdaq Listing Qualifications Panel had decided to immediately delist the Company's common stock from the Nasdaq SmallCap Market. The Company's common stock will become immediately eligible for trading on the OTC Bulletin Board.

         Nasdaq's decision is the result of the Company's inability to meet the minimum bid price for its common stock as set by Nasdaq. Over the past several months, the Company has had difficulty meeting both Nasdaq's trading price and capitalization requirements.

         The Company currently has outstanding three classes of preferred stock -- Series A, Series B and Series C. In addition, the Company has issued and outstanding subordinated debentures. The holders of the preferred stock and the debentures are entitled to certain redemption and other payment rights; however, each of the holders has entered into a Subordination Agreement or an Intercreditor Agreement with Wells Fargo Credit, Inc., the Company's primary lender, under which the holders' redemption and other payment rights are restricted upon the occurrence of certain events.

         The holders are restricted from demanding full redemption of their securities until after June 30, 2001, and only if the following criteria are met:

1. The Company has funds legally available to pay such dividends or redemption payments;

2. No default under the credit agreement, technical or otherwise, shall exist after giving effect to the redemption; and

3. The Company must be in compliance with the financial covenants contained in the credit loan agreement after giving effect to the redemption payment.

         On November 30, 2000, the Company issued a press release relating to the Nasdaq Listing Qualifications Panel's decision. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

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
EXHIBIT
NUMBER     DESCRIPTION
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
99.1       Press Release dated November 30, 2000.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Titan Motorcycle Co. of America

                                     /s:/Francis S. Keery/
                                     -----------------------------------
                                     Francis S. Keery
                                     Chief Executive Officer

Dated: December 13, 2000


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                                 EXHIBIT INDEX


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
EXHIBIT
NO.         DESCRIPTION
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
99.1       Press Release dated November 30, 2000.
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